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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 30, 1998


                             PRIME HOSPITALITY CORP.
             (Exact name of Registrant as specified in its charter)


                           COMMISSION FILE NO. 1-6869


                     DELAWARE                            22-2640625
         (State or other jurisdiction of               (IRS employer
          incorporation or organization)              identification no.)


     700 ROUTE 46 EAST, FAIFIELD, NEW JERSEY                07004
    (address of principal executive offices)              (zip code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973)882-1010






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Item 5.  Other Events

     Effective September 30, 1998, A.F. Petrocelli was appointed to the position of chairman and CEO replacing David Simon who resigned from both positions. See
Exhibit 99.1


Item 7. Exhibits

99.1 Press release, dated September 15, 1998, with respect to the change in management.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              PRIME HOSPITALITY CORP.



Date:    November 2, 1998                 By: /s/ A. F. Petrocelli
                                              -----------------------------
                                              A. F. Petrocelli
                                              President and Chief Executive
                                              Officer



Date:    November 2, 1998                 By: /s/  Douglas Vicari
                                              ---------------------------------
                                              Douglas Vicari, Sr.Vice President
                                              and Chief Financial Officer



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